Exhibit 99.1

Falcon’s Beyond and FAST Acquisition Corp. II Amend Terms of Merger Agreement

Amended transaction terms align company and shareholder interest with capital raised, financial performance, and share price targets

Outside date of transaction extended to September 2023

ORLANDO, Fla. and RIDGEFIELD, Conn. (February 3, 2023) - Falcon’s Beyond Global LLC, (“Falcon’s Beyond” or the “Company”), a leading fully integrated global entertainment development company specializing in intellectual property (“IP”) creation and expansion, and FAST Acquisition Corp. II (“FAST II”) (NYSE: FZT), a special purpose acquisition company founded by Doug Jacob and headed by Sandy Beall, today announced strategic amendments to the terms of their previously announced merger agreement (the “Merger Agreement”). The revised terms seek to align the equity consideration and sponsor economics with shareholders by aligning meaningful transaction consideration to capital raised, financial performance, and share price targets.

Revised Transaction Details

Under the terms of the amended agreement, Falcon’s Beyond’s approximately $1.0 billion valuation will be comprised of (1) the pro forma enterprise value of $620 million at the closing of the transaction, and (2) $400 million of consideration tied to positive business performance post-closing.1 The total valuation under the revised structure is consistent with the approximately $1.0 billion total valuation included in the Merger Agreement entered into on July 11, 2022.

In addition to existing 40 million earnout shares tied to stock price appreciation, 40 million shares are now tied to achieving 2023 and 2024 financial targets. Furthermore, approximately 77% of the promote shares held by FAST II’s sponsor are now contingent upon the amount of capital delivered at closing, post-closing stock price performance or achievement of 2023 and 2024 financial performance. The parties also agreed to extend the outside date of the transaction to September 30, 2023.

Falcon’s Beyond’s previously announced subscription agreement with Infinite Acquisitions, LLLP (f/k/a Katmandu Collections, LLLP), an existing holder of equity in Falcon’s Beyond, for a $60 million private placement remains in place.

[1]	Pro forma enterprise value assumes no FAST II public shareholders redeem and excludes warrants. Consideration and valuation also exclude up to $400 million of additional shares that may be earned based on stock price appreciation.

Management Commentary

Scott Demerau, Executive Chairman, commented, “We appreciate the partnership of the FAST II team, as this revised agreement strengthens the alignment of all parties and significantly enhances the attractiveness of the future publicly traded company. We are very confident in Falcon’s business model and its ability to meet the milestones that align shareholders with business performance. We look forward to progressing in this transformational transaction, which will allow us to accelerate the growth of our differentiated experiential media and entertainment business.”

Cecil D. Magpuri, Chief Executive Officer, commented, “The FAST II team continues to prove themselves to be the ideal partners to take Falcon’s Beyond through this dynamic next chapter in our growth trajectory. We are thrilled to continue to move forward with our merger and believe the amended terms further fuel our ability to continue to provide value to all stakeholders through this transaction and beyond as we turn imagined worlds into reality on a global scale.”

Doug Jacob, Founder of FAST II, commented, “Cecil, Scott and the Falcon’s Beyond team continue to execute on a unique and exciting business model that leverages brick and mortar assets, best-in-breed design services and innovative IP creation. Having worked with the Falcon’s Beyond team for nearly a year, we understand how special this business is, and wanted to carefully adjust key elements of our merger agreement in a way that we believe maximizes value for our shareholders, allows for capital formation and better aligns the interests of all parties.”

Additional information about the updated transaction terms for the Merger Agreement are available on Falcon’s Beyond’s investor relations page at https://falconsbeyondglobal.com/investor-relations/.

Resort Opening Progress

In January, the Company announced the opening of its flagship resort, “Falcon’s Resort by Melia” in Punta Cana. The resort is a multi-phase transformation of two existing Meliá properties, Paradisus Grand Cana and The Reserve at Paradisus Palma Real, comprising 622 rooms. Phase one is the rebranded Paradisus Grand Cana and includes 432 luxury suites, three swimming pools, nine specialty restaurants and a world-class spa & fitness center. Phase two is the rebrand of The Reserve at Paradisus Palma Real, which will include 190 rooms and is expected to be completed by late 2023. The resort is one component of a new $350 million entertainment destination called Falcon’s Beyond Destinations that will feature three distinct guest experiences: the resort, a new theme park called Katmandu Park, and a retail, dining, and entertainment district called Falcon’s Central. Katmandu Park had a soft opening in December 2022 and is expected to open fully to guests by April 2023, while Falcon’s Central is expected to be completed in 2024.

About Falcon’s Beyond

Headquartered in Orlando, Florida, Falcon’s Beyond is a fully integrated, top-tier experiential entertainment development enterprise focusing on a 360° IP Expander model. The company brings its own proprietary and partner IPs to global markets through owned and operated theme parks, resorts, attractions, patented technologies, feature films, episodic series, consumer products, licensing, and beyond. The company has won numerous design awards and provided design services in 27 countries around the world, turning imagined worlds into reality.

About FAST Acquisition Corp. II

FAST II is a hospitality and consumer entertainment focused blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. FAST II was founded by Doug Jacob and headed by Sandy Beall as Chief Executive Officer. FAST II raised $222 million in its initial public offering on March 15, 2021 and is listed on NYSE under the ticker symbol “FZT.”

Additional Information

In connection with the proposed transaction, Falcon’s Beyond Global, Inc. (“Pubco”) intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a document that serves as a joint prospectus of Pubco and proxy statement of FAST II, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all FAST II shareholders. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. FAST II and Pubco will also file other documents regarding the proposed business combination with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF FAST II ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by FAST II or Pubco through the website maintained by the SEC at www.sec.gov. The documents filed by FAST II with the SEC also may be obtained free of charge upon written request to 109 Old Branchville Road Ridgefield, CT 06877. The documents filed by Pubco with the SEC may also be obtained free of charge upon written request to 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835.

Participants in the Solicitations

FAST II and its directors and executive officers may be deemed participants in the solicitation of proxies from FAST II’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in FAST II is contained in FAST II’s final prospectus related to its initial public offering dated March 15, 2021, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement for the proposed business combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FAST II in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Registration Statement for the proposed business combination available.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 the Securities Act of 1933, as amended, or an exemption therefrom.

Caution About Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements include, but are not limited to, the expectation that the proposed transaction will occur, the benefits associated with the amended transaction terms, Falcon’s ability to meet the earnout milestones, and the anticipated timing and benefits associated with the opening of Falcon’s Central, Katmandu Park, and Falcon’s Resort by Meliá | All Suites Punta Cana. These statements are based on various assumptions and on the current expectations of the Company and FAST II and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Falcon’s Beyond and FAST II. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the likelihood of which could be adversely affected by (1) changes in domestic and foreign business, market, financial, political, and legal conditions in general and in the entertainment industry in particular; (2) the outcome of any legal proceedings that may be instituted against FAST II, Falcon’s Beyond or Pubco following the announcement of the proposed business combination, (3) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of our prospectus/proxy statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Falcon’s Beyond or the expected benefits of the proposed transaction or that the approval of the requisite equity holders of FAST II is not obtained; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (5) volatility in the price of FAST II’s or Falcon’s Beyond’s securities, (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination, (7) the enforceability of Falcon’s Beyond’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (8) any failure to realize the anticipated benefits of the proposed transaction; (9) risks relating to the uncertainty of the projected financial information with respect to Falcon’s Beyond; (10) risks related to the rollout of Falcon’s Beyond’s business and the timing of expected business milestones; (11) the effects of competition on Falcon’s Beyond’s business; (12) the risk that the proposed business combination may not be completed by FAST II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by FAST II, (13) the amount of redemption requests made by FAST II’s stockholders; (14) the ability of FAST II or Falcon’s Beyond to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; (15) and those factors discussed in FAST II’s final prospectus dated March 15, 2021 under the heading “Risk Factors,” and other documents FAST II has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FAST II nor Falcon’s Beyond presently know, or that FAST II or Falcon’s Beyond currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect FAST II’s and Falcon’s Beyond’s expectations, plans, or forecasts of future events and views as of the date of this press release. FAST II and Falcon’s Beyond anticipate that subsequent events and developments will cause FAST II’s and Falcon’s Beyond’s assessments to change. However, while FAST II and Falcon’s Beyond may elect to update these forward-looking statements at some point in the future, FAST II and Falcon’s Beyond specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as a representation of FAST II’s and Falcon’s Beyond’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Media Contact

Keil Decker, ICR

FalconsBeyondPR@icrinc.com

Eric Becker, ICR

FalconsBeyondPR@icrinc.com

Investor Contact

Brett Milotte, ICR

FalconsBeyondIR@icrinc.com

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